Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
July 31, 1999



Expected B Maturity 3/16/2009


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   6.13%
July, 1999   6.11%
June, 1999   5.07%
May, 1999   7.20%


Cash Yield18.70%


Investor Charge Offs 4.97%


Base Rate 7.62%


Over 30 Day Delinquency 4.84%


Seller's Interest 9.75%


Total Payment Rate14.54%


Total Principal Balance$45,698,903,036.29


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,456,383,517.80